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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 1996.

                                                           KPMG
                                                           Chartered Accountants

Dublin, Ireland
June 27, 1996